Pension And Other Postretirement Employee Benefits (OPEB) Plans (Projected Benefit Obligation (PBO) and Accumulated Benefit Obligation (ABO) in Excess of the Fair Value of Plan Assets) (Details) - Pension Plan [Member] - USD ($)
$ in Millions
	Dec. 31, 2015	Dec. 31, 2014
Pension Plans with PBO and ABO in Excess Of Plan Assets:
Projected benefit obligations	$ 322	$ 331
Accumulated benefit obligation	303	307
Plan assets	$ 279	$ 230